UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 27, 2013

Heritage Oaks Bancorp
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)
000-25020	77-0388249
(Commission File Number)	(IRS Employer Identification No.)

1222 Vine Street, Paso Robles CA	93446
(Address of Principal Executive Offices)	(Zip Code)
(805) 369-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 27, 2013, The Board of Directors of Heritage Oaks Bancorp (the "Company"),  held a Special Board Meeting to establish the shareholder’s record date  (“Record Date”) and to determine a Special Shareholder Meeting date (“the Meeting”) to obtain shareholder approval of the proposed merger of the Company and Mission Community Bancorp. The Board unanimously resolved to set the Shareholder’s Record Date as December 31, 2013, and to hold its Special Meeting on February 5, 2014 at 5:30 PST. The Special Shareholder Meeting will be held at Heritage Oaks Bank’s branch office located at 400 S. River Road, Paso Robles, CA 93446.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this notice to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2013
Heritage Oaks Bancorp

By:	/s/ William Raver

Corporate Secretary